Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies
Commitments and Contingencies

Note 24. Commitments and Contingencies

Litigation

The Group is subject to routine litigation incidental to its business and is named from time to time as a defendant and is a plaintiff from time to time in various legal actions arising in connection with its activities, certain of which may include large claims for punitive damages. Further, due to the size, complexity and nature of the Group’s operations, various legal and tax matters are outstanding from time to time, including periodic audit by various tax authorities.

One of the Group’s subsidiaries is disputing certain assessments by the relevant tax authorities related to expatriate staff payroll tax, and the Group has appealed these matters locally. Management believes that it is more likely than not that it will be successful in this appeal, however the timing is unknown. The total amount of the assessments is $3,486 of which $1,247 has been paid in dispute. The amount that has been paid has been written off due to management’s expectations of probability of recovery.

The Company and certain subsidiaries have been named as defendants in a legal action relating to an alleged guarantee of the former parent of the Group in the amount of approximately $68,363  (€43,800). The Group believes that such claim is without merit and intends to vigorously defend such claim. Currently, based upon the information available to management, management does not believe that there will be a material adverse effect on the Group's financial condition or results of operations as a result of this action. However, due to the inherent uncertainty of litigation, the Company cannot provide certainty as to the outcome.

Currently, based upon information available, management does not believe any such matters would have a material adverse effect upon the Group's financial condition or results of operations as at December 31, 2020. However, due to the inherent uncertainty of litigation, there cannot be certainty as to the eventual outcome of any case. If management's current assessments are incorrect or if management is unable to resolve any of these matters favourably, there may be a material adverse impact on the Group's financial performance, cash flows or results of operations.

Rights to Subscribe to Shares in Subsidiaries

During 2017, two subsidiaries of the Group entered into agreements with third party employee incentive corporations whereby the latter were granted the rights to buy up to 10% of the share capital of the subsidiaries on a diluted basis at a price to be no less or more than the then existing net tangible asset value. The rights expire in 2027. Certain rights which were issued in January 2020, and the underlying agreements, were cancelled in April 2021. Management determined the fair value of the rights to be $nil at the time of their issuance. The issuance of such rights does not have financial impact on the assets and liabilities of the Group until exercised.